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                                                                  EXHIBIT 10.W.1

                             AMENDMENT NO. 4 TO THE
                             SUPPLEMENT NO. 1 TO THE
                               EL PASO CORPORATION
                           EMPLOYEE SEVERANCE PAY PLAN

      Exhibit A of Supplement No. 1 to the El Paso Corporation Employee Severance Pay Plan effective as of January 1, 2003, as amended (the "Supplement No. 1"), is hereby amended, as attached, to remove certain individuals who are no longer eligible to be covered by Supplement No. 1 effective as of October 1, 2003.

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on the 1st day of October, 2003.

                                                EL PASO CORPORATION

                                                By: /s/ GARY J. KONNIE
                                                    ----------------------------
                                                    Gary J. Konnie
                                                    Its Senior Vice President
                                                    Human Resources

Attest:

  /s/ DAVID L. SIDDALL
------------------------
  Corporate Secretary

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                                    Exhibit A
              Eligible Employees Covered by Supplement No. 1 to the
                     El Paso Corporation Severance Pay Plan
                             (as of October 1, 2003)

Robert W. Baker
Jeffery I. Beason
Rodney D. Erskine
Douglas L. Foshee
Peggy A. Heeg
Robert G. Phillips
D. Dwight Scott
John W. Somerhalder II

Acknowledged and Accepted effective the 1st day of October, 2003.

By: /s/ GARY J. KONNIE
    ----------------------------
    Gary J. Konnie
    Its Senior Vice President
    Human Resources